UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 21, 2007

ANHEUSER-BUSCH COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7823	43-1162835
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Busch Place
St. Louis, Missouri	63118
(Address of principal executive offices)	(Zip Code)

(314) 577-2000

(Registrant’s telephone number, including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Anheuser-Busch Companies, Inc. (the “Company”) anticipates issuing on or about August 24, 2007 the 6.450% Debentures Due September 1, 2037 in the aggregate principal amount of $500,000,000. The Company expects the Debentures to be in the form attached hereto as Exhibit 4.1. The Company may, from time to time, issue additional long-term debt registered with the Securities and Exchange Commission, and such debt may be substantially in the form attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit.

4.1	Form of Global Debenture.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC. (Registrant)

By:	/s/ JoBeth G. Brown
Name:	JoBeth G. Brown
Title:	Vice President and Secretary

August 23, 2007

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Exhibit Index

Exhibit No.	Description of Exhibit.

4.1	Form of Global Debenture.

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